                                                                    Exhibit 99.2

                 Advantage Professional Management Group, Inc.

                                    Contents

                                                                                       PAGE
INDEPENDENT AUDITOR'S REPORT OF BYRD & GANTT, CPA'S, PA                                F-1

FINANCIAL STATEMENTS:

BALANCE SHEETS, DECEMBER 31, 2001, 2000, 1999                                          F-2

STATEMENTS OF OPERATIONS, YEARS ENDED DECEMBER 31, 2001, 2000, 1999                    F-3

STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2001, 2000, 1999             F-4

STATEMENTS OF CHANGES IN STOCKHOLDER EQUITY, DECEMBER 31, 2001, 2000, 1999             F-5

NOTES TO AUDITED FINANCIAL STATEMENTS                                                  F-6

UNAUDITED FINANCIAL STATEMENTS

BALANCE SHEET (UNAUDITED), JUNE 30, 2002                                               F-9

STATEMENTS OF OPERATIONS, (UNAUDITED) FOR THE SIX MONTHS ENDED                         F-10
    June 30, 2002

STATEMENT OF CASH FLOW (UNAUDITED) FOR THE SIX MONTHS ENDED                            F-11
    June 30, 2002

NOTES TO UNAUDITED FINANCIAL STATEMENTS                                                F-12


                            Byrd & Gantt, CPA's, P.A.
                           3355 W. Vine St., Ste. 102
                              Kissimmee, Fl. 34741
                              Phone: (407) 931-2344
                               Fax: (407) 931-2162

                          INDEPENDENT AUDITOR'S REPORT



Board of Directors & Stockholders
American Professional Management Group, Inc.
5260 W. Irlo Bronson Highway, #118
Kissimmee, FL  34746

We have audited the accompanying balance sheet and related statements of income, cash flow of American Professional Management Group, Inc. (a Florida Corporation) as of December 31, 1999, 2000 and 2001. The financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted the audit in accordance with U.S. Generally Accepted Auditing Standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statements provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly the financial position of American Professional Management Group, Inc. as of December 31, 1999, 2000 and 2001 in conformity with U.S. Generally Accepted Accounting Principles.



August 30, 2002

/s/ Angela H. Gantt

Byrd & Gantt CPAs

                  Advantage Professional Management Group, Inc.
                                 Balance Sheets
                          December 31, 2001, 2000, 1999
                              (Amounts in dollars)

                                                        Dec 31, 01        Dec 31, 00      Dec 31, 99
                                                        ----------        ----------      ----------
ASSETS
      Organization Cost                                      300               300                300
                                                            ----              ----               ----
TOTAL ASSETS                                                $300              $300               $300
                                                            ====              ====               ====
LIABILITIES & STOCKHOLDERS" EQUITY
Liabilities
      Notes Payable                                          300               150                  0
                                                            ----              ----               ----
Total Liabilities                                            300               150                  0

Common shares
      $1.00 par, 7,500 shares authorized,
      300 shares issued and outstanding
      Common Stock                                           300               300                300
      Retained Earnings                                     -300              -150                  0
                                                            ----              ----               ----
Total Stockholders' 'Equity                                    0               150                300
                                                            ----              ----               ----
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                    $300              $300               $300
                                                            ====              ====               ====


                  Advantage Professional Management Group, Inc.
                                Income Statements
                For the Years Ended December 31, 2001, 2000, 1999
                              (Amounts in dollars)

                                                                   2001                2000                1999
                                                                   ----                ----                ----
Revenues                                                               0                   0                  0

Expense
    General & Administrative                                         150                 150                  0
                                                                  ------              ------                ---
Total Operating  Expense                                             150                 150                  0
                                                                  ------              ------                ---

Income (loss) Before Income Taxes                                   -150                -150                  0
                                                                  ======              ======                ===

Income Taxes (Benefit)                                                 0                   0                  0

Net Income (loss) available to common Stockholders                $ (150)             $ (150)               $ 0
                                                                  ======              ======                ===

Income (Loss) per Common Share
Basic:
    Net income (loss) applicable to common stock                  $(0.50)             $(0.50)               $ 0
                                                                  ------              ------                ---

Weighted average number of  common shares                            300                 300                300
                                                                  ======              ======                ===

                  Advantage Professional Management Group, Inc.
                             Statement of Cash Flows
                For the Years Ended December 31, 2001, 2000, 1999
                              (Amounts in dollars)

                                                                  2001         2000        1999
                                                               ---------------------------------

Cash Flow from Operating Activities
          Net Income (loss)                                        -150        -150            0
          Adjustments to reconcile Net Income
          to net cash provided by operations:
          Notes Payable                                             150         150            0
      Net cash provided by Operating Activities                       0           0            0
                                                               ---------------------------------

Cash Flow from investing activities
          Capital Contibutions                                        0           0          300

      Net cash provided by financing activities                       0           0          300
                                                               ---------------------------------

Increase (decrease) in cash                                           0           0            0

Cash and equivalents, beginning of period                             0           0            0
                                                               ---------------------------------
Cash and equivalents, end of period                                  $0          $0           $0
                                                               =================================


                  Advantage Professional Management Group, Inc.
                        Statement of Stockholders' Equity
                           December 2001, 2000, 1999
                  (dollars, except share and per share amounts)


                                            Common Stock
                                          $1.00 par value
                                          ---------------
                                                                               Additional        Retained
 For Years Ended December 31,                  Shares          Amount       Paid -in Capital     Earnings         Total
-----------------------------                  ------          ------       ----------------     --------         -----
 Balance, December 31, 1999                      300            $300               $0                               $300

                     Net loss 2000                                                                 -$150           -$150

                                             -------        -------------------------          ---------       ---------
 Balance, December 31, 2000                      300            $300               $0              -$150           -$150

                     Net Loss 2001                                                                 -$150           -$150

                                             -------        -------------------------          ---------       ---------
 Balance, December 31, 2001                      300            $300               $0              -$300            $  0
                                             =======        =========================          =========       =========

ADVANTAGE PROFESSIONAL MANAGEMENT GROUP, INC.
NOTES TO FINANCIAL STATEMENTS

Note 1 - Significant Accounting Policies

Organization - Advantage Professional Management Group, Inc., a Florida Corporation, was formed on April 27, 1999. It did not conduct any business until May 1, 2002 when it acquired a motel property, in Polk County, Florida. During the period from incorporation, until May 2002 it remained in good standing with the Florida Department of State. On June 14, 2002, 100% of the common shares of the company was purchased by American Leisure Holdings, Inc.

Cash & Equivalents- The Company includes highly liquid marketable securities and debt instruments purchased with a maturity of three months or less in cash equivalents.

Land, Buildings & Equipment - Land, Buildings and equipment are stated at acquisition cost, less accumulated depreciation, or net realizable value. Where an impairment of a property's value is determined to be other than temporary, an allowance for the estimated potential loss is established to record the property at its net realizable value. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, ranging from seven to 40 years. Repairs and maintenance are charged to expense as incurred. Replacements and improvements are capitalized and depreciated over the estimated remaining useful lives of the assets. When items of land, building or equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is included in the results of operations.

Capitalization of Interest - The Company capitalizes interest during periods in which property is undergoing development activities necessary to prepare the asset for its intended use.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Risk - The Company places its cash and temporary cash investments with well-established financial institutions.

Revenue Recognition - Rental Income and management fees are recognized as earned. Anticipated losses, if any, are recognized when such amounts become known.

Comprehensive Income/loss - The Company has no significant components of other comprehensive income or loss.

Income Taxes - Income taxes are accounting for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Where a deferred tax asset has been recognized, a valuation allowance is established if, based on available evidence, it is more likely than not that the deferred tax asset will not be realized.

Per Share information - Basic per share income (loss) is computed using the weighted-average number of outstanding shares of common stock.

ADVANTAGE PROFESSIONAL MANAGEMENT GROUP, INC.
NOTES TO FINANCIAL STATEMENTS

Net Income Per Share - Basic net income per share is calculated by dividing the net income available to common shareholders by the weighted average number of common shares outstanding during the periods. Diluted net income per share is calculated by dividing the net income available to common stockholders by the weighted average number of common shares outstanding during the period, adjusted for the assumed conversion of all potentially dilutive share options.


Recent Accounting Pronouncements:

         In April 1998, The American Institute of Certified Public Accountants issued Statement of Position (SOP) 98-5, REPORTING ON COSTS OF START-UP ACTIVITIES, which provides guidance on the financial reporting of start-up costs and organization costs. It requires costs of start-up activities and organization costs to be expensed as incurred. Start-up activities are defined broadly as those one time activities related to opening a new facility, introducing a new product or service, conducting business in a new territory, conducting business with a new class of customer or beneficiary, initiating a new process in an existing facility or commencing some new operation. The SOP is effective for financial statements for fiscal years beginning after December 15, 1998. The Company has determined that the adoption of the SOP did not have an effect on the financial statements.

     In June 1998, the FASB issued SFAS No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, as amended by SFAS No. 137 and 138 in June 1999 and June 2000 respectively. These statements established accounting and reporting standards for derivative instruments included certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. For a derivative not designated as a hedging instrument, changes in the fair value of the derivative are recognized in earnings in the period of change. The company must adopt SFAS No. 133 for fiscal years beginning after June 15, 2000. Management believes the adoption of SFAS No. 133 will not have a material effect on the financial results of the operations of the Company.

     In August 2002, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 144, ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS, which provides guidance on the financial reporting of the disposal of a segment of the business. It supersedes the accounting and reporting provisions of APB Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS-REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS TRANSACTIONS, that addresses the disposal of a segment of a business. However, Statement 144 retains the requirement of Opinion 30, report discontinued operations separately from continuing operations in the income statement. The Company has determined that the adoption of the SOP did not have an effect on its consolidated financial statements.


Note 2 - Income taxes
The company has not yet filed income taxes; however, there will be no income tax liability., therefore no income tax liability has been provided.

ADVANTAGE PROFESSIONAL MANAGEMENT GROUP, INC.
NOTES TO FINANCIAL STATEMENTS

Note 3 - Common Stock

The company is authorized to issue 7,500 shares of common stock at $1 per share. The Company issued 300 shares of common stock on May 9, 1999.

                            Years ended December 31,
                           (Amounts shown in dollars)

------------------------------------------------------------------------------------
                                           2001              2000             1999
------------------------------------------------------------------------------------
Malcolm J. Wright                           104               104              104
Xpres Ltd.                                  196               196              196
Shares Outstanding                          300               300              300
------------------------------------------------------------------------------------

Net Income (loss) per share              $(0.50)           $(0.50)              $0


Note 4 - Related Party Transactions

The accounts payable on the balance sheet is a loan of $300 from Malcolm J. Wright, a stockholder who owns 104 shares of common stock.

Note 5 - Subsequent Event

On June 14, 2002, 100% of the common shares in the Company was sold to American Leisure Holdings, Inc. of which Malcolm J. Wright is a shareholder. On May 1, 2002 the Company purchased a motel property in Polk County, Florida.

                  Advantage Professional Management Group, Inc.
                                  Balance Sheet
                                  June 30, 2002
                                    Unaudited
                              (Amounts in dollars)

ASSETS
        Loan Costs                                                 97,577
        Interest Escrow                                            40,258
        Investment Property                                     1,975,359
        Organization Cost                                             300
                                                               ----------
TOTAL ASSETS                                                   $2,113,494
                                                               ==========
LIABILITIES & STOCKHOLDERS' EQUITY
Liabilities
        Notes Payable                                           2,121,386
                                                               ----------

Stockholders' Equity
        Common Stock                                                  300
        Retained Earnings                                            -300
        Net Income (loss)                                          -7,892
                                                               ----------
Total Stockholders' Equity                                         -7,892
                                                               ----------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                       $2,113,494
                                                               ==========

                  Advantage Professional Management Group, Inc.
                             Statement of Operations
                       For six months ended June 30, 2002
                                    Unaudited
                              (Amounts in dollars)

                       Income                         $    0

                       Expenses
                       General & Admin                   150
                       Interest                        7,742
                                                     -------
                       Total Expenses                  7,892
                                                     -------
                            Net Income (loss)        -$7,892
                                                     =======

                  Advantage Professional Management Group,Inc.
                             Statement of Cash Flows
                            January 1 - June 30, 2002
                                    Unaudited
                              (Amounts in dollars)



OPERATING ACTIVITIES
      Net Income                                          (7,892)
      Adjustments to reconcile Net Income
      to net cash provided by operations:
      Net cash provided by Operating Activities           (7,892)

INVESTING ACTIVITIES
      Loan Costs                                         (97,577)
      Prepaid Interest                                   (40,258)
      Purchase of Real Property                       (1,975,359)
                                                       ---------
      Net cash provided by Investing activities       (2,121,086)

FINANCING ACTIVITIES
                                                       ---------
      Mortgages and Notes payable                      2,121,086
                                                       ---------


      Net cash provided by financing activities        2,121,086
                                                       ---------

      Net cash increase (decrease) for period                  0
                                                       ---------
      Cash at beginning of period                              0
                                                       ---------
      Cash at end of period                                    0
                                                       =========


ADVANTAGE PROFESSIONAL MANAGEMENT GROUP, INC.
NOTES TO FINANCIAL STATEMENTS


Note 1 - Significant Accounting Policies

Organization - Advantage Professional Management Group, Inc., A Florida Corporation, was formed on April 27, 1999. It did not conduct any business until May 1, 2002 when it acquired a motel property, in Polk County, Florida. During the period from incorporation, until May 2002 it remained in good standing with the Florida Department of State. On June 14, 2002, 100% of the common shares of the company was purchased by American Leisure Holdings, Inc.

Cash & Equivalents- The Company includes highly liquid marketable securities and debt instruments purchased with a maturity of three months or less in cash equivalents.

Land, Buildings & Equipment - Land, Buildings and equipment are stated at acquisition cost, less accumulated depreciation, or net realizable value. Where an impairment of a property's value is determined to be other than temporary, an allowance for the estimated potential loss is established to record the property at its net realizable value. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, ranging from seven to 40 years. Repairs and maintenance are charged to expense as incurred. Replacements and improvements are capitalized and depreciated over the estimated remaining useful lives of the assets. When items of land, building or equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is included in the results of operations.

Capitalization of Interest - The Company capitalizes interest during periods in which property is undergoing development activities necessary to prepare the asset for its intended use.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Risk - The Company places its cash and temporary cash investments with well-established financial institutions.

Revenue Recognition - Rental Income and management fees are recognized as earned. Anticipated losses, if any, are recognized when such amounts become known.

Comprehensive Income/loss - The Company has no significant components of other comprehensive income or loss.

Income Taxes - Income taxes are accounting for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Where a deferred tax asset has been recognized, a valuation allowance is established if, based on available evidence, it is more likely than not that the deferred tax asset will not be realized.

Per Share information - Basic per share income (loss) is computed using the weighted-average number of outstanding shares of common stock.

ADVANTAGE PROFESSIONAL MANAGEMENT GROUP, INC.
NOTES TO FINANCIAL STATEMENTS


Net Income Per Share - Basic net income per share is calculated by dividing the net income available to common shareholders by the weighted average number of common shares outstanding during the periods. Diluted net income per share is calculated by dividing the net income available to common stockholders by the weighted average number of common shares outstanding during the period, adjusted for the assumed conversion of all potentially dilutive share options.


Recent Accounting Pronouncements:

         In April 1998, The American Institute of Certified Public Accountants issued Statement of Position (SOP) 98-5, REPORTING ON COSTS OF START-UP ACTIVITIES, which provides guidance on the financial reporting of start-up costs and organization costs. It requires costs of start-up activities and organization costs to be expensed as incurred. Start-up activities are defined broadly as those one time activities related to opening a new facility, introducing a new product or service, conducting business in a new territory, conducting business with a new class of customer or beneficiary, initiating a new process in an existing facility or commencing some new operation. The SOP is effective for financial statements for fiscal years beginning after December 15, 1998. The Company has determined that the adoption of the SOP did not have an effect on the financial statements.

     In June 1998, the FASB issued SFAS No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, as amended by SFAS No. 137 and 138 in June 1999 and June 2000 respectively. These statements established accounting and reporting standards for derivative instruments included certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. For a derivative not designated as a hedging instrument, changes in the fair value of the derivative are recognized in earning s in the period of change. The company must adopt SFAS No. 133 for fiscal years beginning after June 15, 2000. Management believes the adoption of SFAS No. 133 will not have a material effect on the financial results of the operations of the Company.

     In August 2002, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 144, ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS, which provides guidance on the financial reporting of the disposal of a segment of the business. It supersedes the accounting and reporting provisions of APB Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS-REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS TRANSACTIONS, that addresses the disposal of a segment of a business. However, Statement 144 retains the requirement of Opinion 30, report discontinued operations separately from continuing operations in the income statement. The Company has determined that the adoption of the SOP did not have an effect on its consolidated financial statements.



Note 2 - Income taxes
The company has not yet filed income taxes; however, there will be no income tax liability, therefore no income tax liability has been provided.

ADVANTAGE PROFESSIONAL MANAGEMENT GROUP, INC.
NOTES TO FINANCIAL STATEMENTS


Note 3 - Common Stock

The company is authorized to issue 7,500 shares of common stock at $1 per share. The Company issued 300 shares of common stock on May 9, 1999.

                                    Six Months ended          Years ended December 31,
                                    June 30, 2002             (Amounts shown in dollars)
------------------------------------------------------------------------------------------------------
                                    2002                      2001              2000             1999
------------------------------------------------------------------------------------------------------
American Leisure Holdings, Inc.      300                         0                 0                0
Malcolm J. Wright                      0                       104               104              104
Xpres Ltd.                             0                       196               196              196
Shares Outstanding                   300                       300               300              300
------------------------------------------------------------------------------------------------------
Net Income (loss) per share      $(26.31)                   $(0.50)           $(0.50)              $0


Note 4 - Related Party Transactions

The Notes payable on the balance sheet includes a loan of $450 from Malcolm J. Wright, an officer and former stockholder.


Note 5 - Notes Payable

Notes payable includes an amount of $1,300,000 due to American Leisure Holdings, Inc.( a related party)